Exhibit 99.1

Presentation Disclosure This investor presentation has been prepared by BayCom Corp (“BCML” or the “Company”) solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of BCML and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in this presentation and other information provided by or on behalf of BCML. This presentation may contain forward-looking statements, including, but not limited to, (i) statements regarding the financial condition, results of operations and business of the Company, (ii) statements about the Company’s plans, objectives, expectations and intentions and other stateme nts that are not historical facts and (iii) other statements identified by the words or phrases "will likely result," "are expected to," "will continue," "is anticipated ," "estimate," "project," "intends" or similar expressions that are intended to identify "forward-looking statements", within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead are based on current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control. In additi on, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward -looking statements include, but are not limited to, the effect of the COVID-19 pandemic on the Company’s credit quality and business operations, as well as its impact on general ec onomic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and duration of the impact on public health, the U.S. and global economies, and consumer and corporate clients, including economic activity, employment levels and market liquidity; future ac quisitions by the Company of other depository institutions or lines of business; fluctuations in interest rates; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; the Company's ability to access cost-effective funding; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and de posits in the Company's market area; increased competitive pressures; changes in management’s business strategies; and other factors described in the Company’s la test Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”) that are available on our w ebsite at www.unitedbusinessbank.com and on the SEC's website at www.sec.gov. 2

Further, statements about the potential effects of the proposed acquisition of Pacific Enterprise Bancorp (“PEB”) on our busi ness, financial results, and condition may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in the forward-looking statements due to factors and future developments which are uncertain, unpredictable and in many cases beyon d our control, including the possibility that expected revenues, cost savings, synergies and other benefits from the proposed merger might not be real ized within the expected time frames or at all including but not limited to customer and employee retention, and costs or difficulties relating to integrat ion matters, might be greater than expected including as a result of changes in general economic and market conditions, interest and exchange rates, monetary po licy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which BayCom and PEB operate; the possibility that the proposed merger does not close when expected or at all because required regulatory, shareholder or other approvals, financial tests or other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the proposed merger may not be fully r ealized or may take longer to realize than expected or be more costly to achieve; the failure to attract new customers and retain existing customers in the manner anticipated; reputational risks and the potential adverse reactions or changes to business, customer or employee relationships, including those resulting fro m the announcement or completion of the proposed merger; BayCom’s or PEB’s businesses may experience disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; depo sit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with emp loyees, may be greater than expected; the diversion of managements' attention from ongoing business operations and opportunities as a result of the propo sed merger or otherwise; changes in BayCom’s or PEB’s stock price before closing, including as a result of its financial performance prior to closing or transaction -related uncertainty, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; th e occurrence of any event, change or other circumstance that could give risk to the right of one or both of the parties to terminate the merger a greement; the outcome of pending or threatened litigation, or of matters before regulatory agencies, whether currently existing or commencing in the future, i ncluding litigation related to the merger; changes in interest rates which may affect BayCom’s and PEB’s expected revenues, credit quality deterioration, reductions in real estate values, or reductions in BayCom’s and PEB’s net income, cash flows or the market value of assets, including its investment securities; each of BayCom’s and PEB’s potential exposure to unknown or contingent liabilities of the other party; dilution caused by BayCom’s issuance of additional shares of BayCom common stock in connection with the proposed merger; the possibility that the proposed merger is more expensive to complete than anticipat ed, including as a result of unexpected factors or events; future acquisitions by BayCom of other depository institutions or lines of business; and that the COVID-19 pandemic, including uncertainty and volatility in financial, commodities and other markets, and disruptions to banking and other financial activi ty, could harm BayCom’s or PEB’s business, financial position and results of operations, and could adversely affect the timing and anticipated benefits of the proposed merger. The factors listed above could materially affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions, which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of antic ipated or unanticipated events whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules. When co nsidering forward-looking statements, you should keep in mind these risks and uncertainties. You should not place undue reliance on any forward -looking statement, which speaks only as of the date made. 3

Additional Information about the Proposed Merger and Where to Find It. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitatio n of any vote or approval. Investors and security holders are urged to carefully review the Company’s public filings with the SEC, including but not limited to its An nual Reports on Form 10-K, Quarterly Reports on Form 10-Q, proxy statements and Current Reports on Form 8-K. The documents are filed with the SEC and may be obtained free of charge at www.sec.gov, and at the Company’s website at www.unitedbusinessbank.com under the tab “Investor Information” and then under t he “Documents” link, or writing the Company at 500 Ygnacio Valley Road, Suite 200, Walnut Creek, California, 94596, Attention: Agnes Chiu. ln connection with the proposed merger transaction, the Company filed with the SEC a registration statement on Form S -4 that includes a joint proxy statement of BayCom Corp and PEB, and a prospectus of BayCom Corp, which are referred to as the joint proxy statement/prospectus, as well as other relevant documents concerning the proposed transaction. Before making any voting or investment decision, investors and securi ty holders are urged to carefully read the entire registration statement and joint proxy statement/prospectus, as well as any amendments or supplemen ts to these documents, because they contain important information about the proposed transaction. A definitive joint proxy statement/prospectus will be sent to the shareholders of BayCom Corp and PEB seeking required shareholder approvals. Investors and security holders will be able to obtain the registration s tatement and the joint proxy statement/ prospectus, and any other documents BayCom Corp files with the SEC free of charge as described in the preceding paragraph. The Company, PEB and certain of their respective directors and executive officers may be deemed to be participants in the sol icitation of proxies from the shareholders of BayCom and PEB in connection with the proposed transaction. Information about the Company’s participants may be found in the definit ive proxy statement of the Company filed with the SEC on April 29, 2021, and information about PEB’s participants and additional information regarding the interests of these participants is included in the joint proxy statement/prospectus regarding the proposed transaction. Non-GAAP Financial Measures. This presentation contains certain financial information determined by methods other than in accordance with accounting princ iples generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Tangible Book Value Per Share,” and “Tangible Common Equity.” The Company believes that these non-GAAP financial measures are important to many investors who are interested in changes from period to period in bo ok value per common share exclusive of changes in intangible assets. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of “Tangible Book Value Per Share,” and “Tangible Comm on Equity,” this presentation may not be comparable to other similarly titled measures as calculated by other companies. 4

BayCom Corp – Who we are ❑ BayCom Corp is the bank holding company for United Business Bank ▪ Founded the Bank in 2004 and headquartered in Walnut Creek, California Full service commercially-oriented community bank Serves small and mid-sized businesses, professionals and individuals ▪ ▪ ❑ 33 full-service branches ▪ ▪ ▪ ▪ ▪ ▪ 7 branches in the San Francisco Bay Area 5 branches in the Los Angeles Area 3 branches in California’s Central Valley 2 branches in Seattle, Washington 5 branches in New Mexico 11 branches in Colorado ❑ Nine successful whole bank acquisitions completed since 2010 Pending merger with Pacific Enterprise Bancorp ❑ (1) Annualized. (2) Nonperforming assets consists of non-accruing loans, accruing loans 90 days or more past due, and other real estate owned. 5 Description 3 Mo Ended Sept 30, 2021 3 Mo Ended Sept 30, 2020 12 Mo Ended Dec 31, 2020 (Dollars and shares in thousands, except per share data) Net Income $ 5,412 $ 3,249 $ 13,726 Diluted Earnings Per Share $ 0.51 $ 0.27 $ 1.15 Average Shares Outstanding 10,693 11,865 11,965 Return on Average Assets1 0.92% 0.58% 0.84% Return on Average Equity1 7.42% 5.07% 7.15% 1 Yield on Earning Assets 3.57% 4.01% 4.27% Cost of Interest-Bearing Liabilities 1 0.66% 0.70% 0.73% Net Interest Margin1 3.17% 3.59% 3.84% Efficiency Ratio 63.82% 67.95% 67.21% Non Performing Loans / Total Loans 0.50% 0.45% 0.53% Nonperforming Assets / Total Assets 2 0.35% 0.35% 0.41% Financial Highlights Overview

Company Strengths ❑ ❑ Seasoned and talented management team who founded and led the Company since 2004 Disciplined acquisition strategy and proven track record of integrating banks ▪ The Company recorded bargain purchase gains in three of its nine completed acquisitions with the other six having tangible book value pay back periods 3 years or under Company is well-positioned for future M&A Acquisition focus is on the Western region of the United States ▪ ▪ ❑ ❑ ❑ Strong core performance metrics creates potential for future shareholder appreciation Efficient and scalable platform with capacity to support growth Attractive metropolitan markets (Bay Area, Los Angeles, Seattle, Albuquerque, Denver) with favorable demographics and strong local economies ▪ Footprint allows for ample fill-in opportunities ❑ ❑ Strong asset quality metrics since inception Experienced in systems and operational integration 6

Experienced Leadership Team 7 Name / Title Experience Background George J. Guarini President & Chief Executive Officer 33 years• President and Chief Executive Officer since the Bank began operations in 2004 Founding CEO • Held key executive and senior level management positions with national and regional institutions 17 years with BCML • Successfully resolved significant loan portfolio weakness at two financial institutions Janet L. King32 years• Senior Executive Vice President and Chief Operating Officer since the Bank's inception in 2004 Senior Executive Vice President &Founding COO• Formerly Chief Branch Administrator at Circle Bank from 1999 - 2004 where she was responsible for all Chief Operating Officer 17 years with BCMLaspects of operations • Served as Vice President of Operations for Valencia Bank & Trust from 1987 - 1998 Keary L. Colwell Senior Executive Vice President & Chief Financial Officer & Corporate Secretary 31 years• Senior Executive Vice President, Chief Financial Officer, and Corporate Secretary of BayCom Founding CFO • Chief Financial Officer, Chief Administrative Officer and Corporate Secretary of the Bank 17 years with BCMLsince its inception in 2004 • Instrumental in the successful turn-around of a Bay Area bank in the 1990s Rick Pak 34 years • Joined the Bank in September, 2016 - promoted to CLO in January, 2019 Executive Vice President &6 years with BCML• Previously served in various positions at Wells Fargo, Citibank, and other banks and credit unions Chief Lending Officer • Expertise in SBA, USDA, agricultural, consumer and Commercial lending Terry Curley Executive Vice President & Chief Credit Officer; and Director Labor Services Division 26 years• Joined the Bank in April, 2017 when the Company acquired United Business Bank, FSB 4 years with BCML• At United Business Bank, FSB she served as EVP/Chief Credit Officer from 2012 to 2017 • Received a BA in Political, Legal and Economic Analysis from Mills Colldge, Oakland, CA

Disciplined Acquisition Strategy ❑ Strategic consolidation of community banks ▪ ▪ ▪ ▪ ▪ ▪ Provides scale and operating efficiencies Adds experienced and knowledgeable banking talent Opportunity to improve concentration ratios Opportunity to reduce cost of funds Geographic diversification Adds portfolios of seasoned loans ❑ Maintain disciplined approach ▪ ▪ ▪ Increase TBV and earnings accretion Expand market area served Enhance noninterest income ❑ Enhance the performance of acquired banks ▪ Developed core competency evaluating, structuring, acquiring and integrating target banks ❑ Target markets – Selected Western States ▪ ▪ ▪ ▪ ▪ ▪ California Colorado Nevada New Mexico Oregon Washington ❑ Size Criteria ▪ Banks with assets between $100 million and $1.5 billion ❑ There are 185 banks within our target markets that meet our size criteria 8 Note: Data as of September 30, 2021 Source: S&P Global Market Intelligence Total BanksMedian Asset Size Banks $100M-$500M122$252,729 Banks $500M-$1B 39 $692,557 Banks $1B-$1.5B24$1,251,761 Headquarters of Potential Acquisition Opportunities

Key Highlights of Current Markets: ▪ Part of both the San Francisco-Oakland-Hayward MSA and the San-Jose-Sunnyvale-Santa Clara MSA ▪ We serve the Sacramento-Roseville-Arden-Arcade MSA through one branch office • Represents the second most populous area in California, and the 12th largest in the United States • Population of approximately 2.3 million, the state capital, median household income of $63,727, and a projected population growth of 5.1% through 2022 ▪ Great market for future growth, with a projected population growth of 5.9% through 2022 versus the national average of 3.7% ▪ The Stockton-Lodi MSA in Central California is home to two branches ▪ Median household income is roughly $88,685, which greatly exceeds the national average of $57,462 • Population growth is expected to be 5.4% through 2022, and holds a median household income of approximately $56,705 The area has a diverse industry mix, including agriculture, e-fulfillment centers, advanced manufacturing, data centers/call centers, and service industries • ▪ Largest MSA in California with over 13 million residents in the MSA; the second largest MSA in the United States ▪ Greater Los Angeles Market area ranked as 16th largest economy in the world with an estimated gross domestic product of about $1 trillion ▪ Albuquerque MSA is the largest MSA in New Mexico, and 60th in the United States with estimated population growth of 1.7% and a median household income of $50,192 ▪ Strong economic base, housing large employers such as Honeywell, SCHOTT Solar, and Intel Corp ▪ The Seattle-Tacoma-Bellevue MSA is the largest MSA in Washington, covers approximately 2,100 square miles • ▪ The Metro Denver-Aurora-Lakewood, CO area has a population of 2.9 million, is home to the state capital, enjoys a median household income of $76,643 and is the 19th largest metropolitan area in the United States Population estimated to grow 7.5% through 2022, with a median household income of $81,089 ▪ Strong economic base, with several large employers such as Amazon, Starbucks, and Boeing 9 Source: S&P Global Market Intelligence; U.S. Census Bureau Denver, Colorado Seattle, Washington Albuquerque, New Mexico Los Angeles County, California Central Valley, California Bay Area, California

Pending and Recent Acquisitions (1) (2) (3) (4) (5) At announcement, for most recent quarter ended. In thousands. At announcement. In thousands. For Uniti transaction, includes the cash out of options. At announcement, for the most recent period ended. For the first full calendar year after close. Based on BayCom consensus estimates and internal projections for each target. Using the cross-over method. 10 Pacific Enterprise Bancorp – Pending Grand Mountain - Recent Assets1 $646,866 $130,593 Deposits1 $424,126 $117,376 Purchase Price2 $53,142 $13,886 Consideration Stock Cash Price/LTM EPS3 9.8x 45.1x Price/TBV3 87.1% 126.2% EPS Accretion4 6.8% 5.9% Initial TBV Accretion(Dilution) 3 1.2% (2.2%) TBV Earn-back5 Immediate 2.7 Years Assumed Cost Saves 30% 35%

Loan Portfolio ❑ ❑ $1,645 million total loans (excluding loans held for sale) Approximately 32% of the loan portfolio is from the San Francisco Bay Area Average yield on total loans of 4.67% for nine months ended 9/30/2021 SBA Preferred Lender Construction and Land 1% Residential and Consumer 9% ❑ Commercial and Industrial 20% ❑ ▪ YTD $36.0 million of SBA loans (guaranteed portion) were sold which generated $3.7 million of gain on sale Commercial Real Estate 70% of loans reported for the first nine months of 2021 Note: Data as of September 30, 2021 11 Loan Portfolio By Grade As of Sept 30, Description2021 (Dollars in thousands) Pass $ 1,592,231 Special Mention 38,885 Substandard 13,685 Doubtful - Total $ 1,644,801 Description As of Sept 30, 2021 As of December 31, 2020 (Dollars in thousands) Loan Type Schedule Commercial & Industrial $ 283,631 $ 309,961 Construction and land 16,424 22,696 Commercial Real Estate 1,215,611 1,144,560 Residential 125,075 164,724 Consumer 4,060 5,218 Total loans 1,644,801 1,647,159 Net deferred loan fees (3,965) (3,847) Allowance for loan and lease losses (17,300) (17,500) Net Loans $ 1,623,536 $1,625,812 Loan Portfolio By Type as of Sept 30, 2021

Allowance for Loan and Lease Losses ❑ ❑ ❑ ❑ ❑ $17.3 million total allowance for loans and leases 0.35% = Nonperforming assets / total assets 0.50% = Nonperforming loans / total loans $14MM = classified assets graded substandard or doubtful 1.05% = Allowance of loan and lease losses / total loans Note: Data as of September 30, 2021 12 Des cri pti on Commerci al and Indus tri al Cons tructi on and l and Commerci al Real Es tate Res i denti al Real Es tate Cons umer Total (Dol l ars i n thous ands ) Ni ne Months Ended Sept 30, 2021 Al l owance for l oan l os s es Begi nni ng bal ance $4,042 $378 $11,211 $1,856 $13 $ 17,500 Charge-offs (182) - (1) - - (183) Recoveri es 9 4 - - - 13 Provi s i on for l oan l os s es (514) (142) 834 (215) 7 (30) Endi ng bal ances $ 3,355 $ 240 $ 12,044 $ 1,641 $ 20 $ 17,300

Attractive Net Interest Spread Cost of Average Interest-Bearing Liabilities 0.90% Yield on Interest Earning Assets 6.00% 5.00% 4.00% 4.77% 1.00% 4.59% 4.54% 4.27% 0.80% 3.00% 2.00% 0.60% 0.40% 1.00% 0.00% 0.20% 0.00% 2017 2018 2019 2020 YTD Q3 2021 2017 2018 2019 2020 YTD Q3 2021 Net Interest Spread Net Interest Margin 4.50% 4.00% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% 4.22% 4.50% 4.00% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% 4.14% 4.15% 2017 2018 2019 2020 YTD Q3 2021 2017 2018 2019 2020 YTD Q3 2021 14 Note: Annual data as of or for the year ended December 31 of each respective year. Q3 2021 data as of or for the nine months ended September 30, 2021. 3.84% 3.31% 3.94%3.92%3.87% 3.54% 3.04% 0.65%0.62% 0.73%0.68% 3.72%

Shareholder Tangible Book Value TBV / Share $25 $20 $16.84 $16.45 $15 $10 $5 $0 2017 2018 2019 2020 Q3 2021 ❑During 2017, 2018, 2019, and 2020, the Company recorded $3.5, $2.3, $6.6 and $3.0 million, pre -tax, of merger expenses related to acquisitions respectively. In 2017, the Company recorded additional tax provision related to the change in the corporate tax rate. Collectively, these expenses reduced EPS by $0.80, $0.17, $0.39 and $0.18, respectively. 15 Note: Annual data as of or for the year ended December 31 of each respective year and Q3 2021 data as of or for the nine months ended September 30, 2021 (1) Tangible Book Value excludes Goodwill and Core Deposit Intangible; see reconciliation of Non -GAAP financial measures at the end of this presentation $19.79 $18.19 $13.81

Shareholder EPS Diluted EPS $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $-2017 2018 2019 2020 YTD Q3 2021 Note: Annual data is for the year ended December 31 of each respective year. Q3 2021 data is for the nine months ended Sept 30, 2021. In 2020, there was $3.0 million in pre-tax merger expenses related to the GMB acquisitions. In 2019, there was $6.6 million in pre-tax merger expenses related to the Uniti and TIG acquisition. In 2018, there was $2.3 million in pre-tax merger expenses related to the BFC acquisition. In 2017, there were $ 3.5 million in pretax merger expenses related to the FULB and Plaza Bank acquisitions and an income tax rate change charge of $2.7 million. 16 $1.50$1.47 $0.81 $1.39 $1.15

Corporate History Consistent Asset Growth Supplemented By Acquisitions million of Uniti Bank 2004 - 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 IPO and Listing 17 Acquired Plaza Bank Acquired Grand Mountain Bank (GMB) Renamed Bay Commercial Bank as United Business Bank Completed Nasdaq Acquired Castro Valley Branch Acquired Global Trust Bank Acquired Valley Community Bank Acquired United Business Bank, FSB (FULB) Acquired Opened Napa Branch Opened Bay Commercial Bank Formed Bank Holding Company BayCom Corp Acquired Community Bank of San Joaquin Raised $16.8 common stock from institutional and individual investors Entered Into Definitive Agreement to purchase Pacific Enterprise Bank Acquired First State Bank of Colorado Bancorp (TIG) Acquired MyBank (BFC) Consolidated San Jose Branch Consolidated Oakland Branch

Demonstrated Track Record of Growth $2,500 $1,800 $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 $2,000 $1,500 $1,000 $500 $0 2017 2018 2019 2020 Q3 2021 2017 2018 2019 2020 Q3 2021 $2,500 $20,000 $18,000 $16,000 $14,000 $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $0 $2,000 $1,701 $1,500 $1,104 $1,000 $500 $0 2017 2018 2019 2020 YTD Q3 2017 2018 2019 2020 Q3 2021 2021 Note: Annual data as of or for the year ended December 31 of each respective year. Q3 2021 data as of or for the nine months ended September 30, 2021. 18 $17,318 $14,493 $15,253 $13,726 $5,260 $2,008 $1,838 $1,258 Net Income ($000) Total Deposits ($mm) $1,626$1,624 $1,450 $887$970 $2,364 $2,196 $1,994 $1,478 $1,246 Total Net Loans ($mm) Total Assets ($mm)

Strong Credit Quality 0.45% 0.40% 0.35% 0.30% 0.25% 0.20% 0.15% 0.10% 0.05% 0.00% 1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00% 2017 2018 2019 2020 Q3 2021 2017 2018 2019 2020 Q3 2021 $1,000 $800 0.10% 0.12% 0.10% 0.08% 0.06% 0.04% 0.02% 0.00% -0.02% $600 $400 $200 0.01% $0 ($200) 2017 2018 2019 2020 Q3 2021 ($400) (0.09%) Note: Annual data as of or for the year ended December 31 of each respective year. Q3 2021 data as of or for the nine months ended September 30, 2021. (1) Nonperforming assets consists of non-accruing loans, accruing loans 90 days or more past due, and other real estate owned. 19 0.00% 0.04% $917 $22 $418 $170 201720182019 2020 Q3 2021 ($220) Net Charge-Offs (Recoveries) / Average Loans Net Charge-Offs (Recoveries) 1.06%1.05% 0.53%0.51% 0.47% 0.41% 0.37% 0.35% 0.27% 0.01% Allowance for Loan Losses / Total Loans Nonperforming Assets / Total Assets1

Financial Performance Summary 8.48% 1.20% 9.00% 8.00% 7.00% 6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 1.00% 0.80% 0.60% 0.40% 0.20% 2017 2018 2019 2020 YTD Q3 2021 0.00% 2017 2018 2019 2020 YTD Q3 2021 67.34% 67.21% 68.00% 67.00% 66.00% 65.00% 64.00% 63.00% 62.00% 61.00% 60.00% 59.00% 66.51% 66.40% 2017 2018 2019 2020 YTD Q3 2021 Note: Annual data for the year ended December 31 of each respective year. Q3 2021 data for the nine months ended September 30, 2021, annualized. (1) Calculated by dividing noninterest expense by the sum of net interest income before provision for loan losses plus noninteres t income. 20 62.15% Efficiency Ratio1 5.28% 7.53% 7.15% 5.98% 1.10% 0.51% 1.01% 0.84% 0.66% Return on Average Equity Return on Average Assets

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